July 27, 2011

Deborah O’Neal-Johnson, Esquire
Securities & Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:    T. Rowe Price Tax-Efficient Funds, Inc. (“Registrant”)
              T. Rowe Price Tax-Efficient Equity Fund
         File Nos.: 333-26441/811-08207

Dear Ms. O’Neal-Johnson:

In accordance with the provisions of Rule 497 of the Securities Act of 1933, we are hereby filing the above-captioned fund’s sticker dated July 8, 2011. The sticker updates the current prospectus and summary prospectus of the above-referenced fund.

The purpose of the sticker is to reflect a change in the Average Annual Total Returns table.

The information contained in these eXtensible Business Reporting Language (“XBRL”) exhibits is identicial to the information filed on July 8, 2011.

Please contact me at 410-345-4981, if we may be of further assistance.

Sincerely,

/s/ Tawanda L. Cottman

Tawanda L. Cottman